UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 1, 2019
 _____________________________________________
Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
 _____________________________________________

Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On August 1, 2019, Marathon Petroleum Corporation (“MPC”) issued a press release announcing second-quarter 2019 earnings. The press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Information in this Item 2.02 and Exhibit 99.1 of Item 9.01 below shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as otherwise expressly stated in such a filing.

Item 7.01	Regulation FD Disclosure.
On August 1, 2019, MPC provided an update to the format in which it plans to provide certain financial and statistical market data information, which is available under the “Investor & Market Data” tab on MPC's Investor Relations website at https://www.marathonpetroleum.com/Investors/. The new format is presented in the Second Quarter 2019 Conference Call presentation attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Going forward, MPC intends to update this information and provide such updated information on its Investor Relations website no later than the close of business on the second business day following the end of each month, and may also provide one to two additional updates within each month. Interested parties may register to receive automatic email alerts when the information is updated by clicking on “Sign Up” at https://www.marathonpetroleum.com/Investors/ and following the instructions provided.

No information contained on or accessible through such website shall be deemed to be part of or incorporated by reference into this report other than the Exhibit 99.2 identified herein.

Information in this Item 7.01 and Exhibit 99.2 of Item 9.01 below shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference into any filing pursuant to the Securities Act or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Marathon Petroleum Corporation on August 1, 2019
99.2	Second Quarter 2019 Conference Call presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: August 1, 2019	By:	/s/ John J. Quaid
Name: John J. Quaid
Title: Vice President and Controller